SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. 2)

Filed by the Registrant [X]

Filed by Party other than the Registrant [   ]

Check the appropriate box:

[ X ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))

[   ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss.240-11(c) or ss.240.14a-12

                                  MarketU Inc.
                      --------------------- -------------
           (Name of Registrant as Specified In Its Charter as Amended)

                                  MarketU Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)    Title of each class of securities to which transaction applies: ________

(2)    Aggregate number of securities to which transaction applies: ________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
       --------

(4)    Proposed maximum aggregate value of transaction: ________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)   Amount Previously Paid: ________

   (2)   Form. Schedule or Registration Statement No.: ________

   (3)   Filing Party: ________

   (4)   Date Filed: ________

                                  MarketU Inc.
                        Suite 101, 20145 Stewart Crescent
                  Maple Ridge, British Columbia, Canada V2X 0T6
                               Tel: (604) 460-7634

                            NOTICE OF ANNUAL MEETING

                    TO BE HELD ON FEBRUARY ____________, 2002

To the Shareholders:

Notice is hereby given that an Annual Meeting of the shareholders of MarketU Inc. (the "Company") will be held at Suite 101, 20145 Stewart Crescent, Maple Ridge, British Columbia, Canada, on February ____________, 2002, at 10:00 a.m. (local time), for the following purpose:

(1) To elect six directors to hold office until the next annual meeting of shareholders or until their successors are elected and qualified.

(2) To ratify the appointment of KPMG LLP as the Company's independent auditors for the year ending July 31, 2002.

(3) To approve an amendment to the Company's Articles of Incorporation whereby the name of the Company will be changed to "Most Home Corp." or such other name as may be acceptable to the directors of the Company.

(4) To approve an amendment to the Company's Articles of Incorporation increasing the number of the Company's authorized shares of common stock, par value $0.001 per share, from 50 million to 250 million, and increasing the number of the Company's authorized shares of preferred stock, par value $0.001 per share, from 10 million to 100 million.

(5) To approve an amendment to the Company's Non-Qualified Stock Option Plan to increase the maximum number of shares of common stock authorized for issuance under the plan by 2,000,000 shares, to 3,500,000 shares.

(6) To approve an amendment to the Company's Incentive Stock Option Plan to increase the maximum number of shares of common stock authorized for issuance under the plan by 2,000,000 shares to 2,500,000 shares.

(7) To transact such other business as may properly come before the meeting.

The board of directors of MarketU Inc. hopes that you will find it convenient to attend the meeting in person. In any event, please mark, sign, date and return the enclosed proxy to make sure that your shares are represented at the meeting. If you attend the meeting, you may revoke the proxy you have sent in and vote your stock personally.

The Board of Directors has fixed the close of business on January _______, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of January ________, 2002, there were 14,878,351 shares of the Company's common and preferred stock which were entitled to vote at the meeting.

By Order of the Board of Directors,

Kenneth Galpin,
President and Director

January _________, 2002

                                  MarketU Inc.
                        Suite 101, 20145 Stewart Crescent
                          Maple Ridge, British Columbia
                                 Canada V2X 0T6
                                 (604) 460-7634

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                     To Be Held On February __________, 2002

The accompanying proxy is solicited by the Board of Directors of the Company for voting at an annual meeting of shareholders to be held at Suite 101, 20145 Stewart Crescent, Maple Ridge, British Columbia, Canada, on February __________, 2002, at 10:00 a.m. (local time) and at any and all adjournments of such meeting (the "Annual Meeting"). If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the Annual Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder.

                                VOTING SECURITIES

Only the holders of record at the close of business on January ________, 2002, (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, the Company had 10,711,684 outstanding shares of common stock, 3,500,000 outstanding shares of Series A Preferred stock and 666,667 outstanding shares of Series B Preferred stock. Other than the common stock, Series A Preferred stock and Series B Preferred stock, the Company had no other class of equity securities outstanding. Each share of the common stock, Series A Preferred stock and Series B Preferred stock is entitled to one vote and votes may be cast either in person or by proxy. There was no other class of voting securities outstanding at that date.

The affirmative vote of a majority of the shares present or represented by proxy at the meeting, if a quorum exists, is required to elect the directors. A quorum consists of stockholders representing, either in person or by proxy, a majority of the outstanding common and preferred stock entitled to vote at the Annual Meeting. Cumulative voting is not allowed in the election of directors. The affirmative vote of the holders of a majority of the outstanding shares of the Company's common and preferred stock, voting in person or by proxy, is required to approve the proposal to increase the Company's authorized capitalization. The affirmative vote of the holders of a majority of the shares of the Company's common and preferred stock, present at the meeting in person or by proxy, is required to approve the other proposals to come before the meeting.

Shares of the Company's common and preferred stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the Annual Meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will have the same effect as votes against the proposals to be considered at the meeting.

This Proxy Statement and the accompanying proxy are being sent on or about January ___, 2002, to stockholders entitled to vote at the Annual Meeting of Stockholders.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the Record Date concerning the common stock owned by each officer and director of the Company, and each other person known to the Company to be the beneficial owner of more than five percent of the Company's common stock. Unless otherwise indicated, the address for each listed stockholder is c/o MarketU Inc., Suite 101, 20145 Stewart Crescent, Maple Ridge, British Columbia, Canada V2X 0T6.


                                             Number of           Percentage
Name and Address of Beneficial Owner      Shares Owned (1)       Ownership
------------------------------------      ----------------       ----------

Kenneth Galpin                               112,000 (2)             0.7%

George Shahnazarian                          400,000 (2)             2.6%

Scott Munro                                  143,646                 1.0%

Glenn Davies                                 100,000 (2)             0.7%

Ken Landis                                 1,300,000 (2)(3)          8.5%

Joy Tan                                      100,000 (2)             0.7%

David Woodcock                               100,000 (2)             0.7%

Bradford Long                                      -                   -

William Coughlin                             500,000                 3.4%
11202 Stave Lake Road, Mission,
British Columbia,
Canada V2V 4J1

Carole Coughlin                              500,000                 3.4%
11202 Stave Lake Road, Mission,
British Columbia,
Canada V2V 4J1

Khachik Toomian                            5,000,000 (2)            31.5%
902 S. Glendale Avenue,
Glendale, California 91205

612559 B.C. Ltd.                           5,784,014 (2)            37.4%
11476 Kingston Street, Maple Ridge,
British Columbia, Canada V2X 0Y5

Dr. Farshad Mofthakhar                     1,000,001 (4)             6.6%
15303 Ventura Boulevard, 9th Floor,
Sherman Oaks, California 91403

All Executive Officers, Directors          2,755,646                18.3%
and nominees as a
Group (9 persons)

(1)Includes shares issuable prior to March 31, 2002 to the following persons upon the exercise of options or warrants or upon the exchange of the Company's Series A Preferred stock or Series B Preferred stock:



                                                                                          Shares Issuable Upon
                                                                                          Exchange of Series A
                               Shares Issuable                       Expiration Date      Preferred Stock ("A")
                            Upon Exercise of                           of Option or        or Series B Preferred
Name                        Options or Warrants     Exercise Price        Warrant                 Stock ("B")
----                        -------------------   ---------------- ------------------     ----------------------

Kenneth Galpin                      100,000              $0.25             6/01/03                    -
George Shahnazarian                 150,000              $0.25             5/28/03                    -
                                    100,000              $0.25             6/01/03                    -
Scott Munro                         50,000               $0.43             8/01/03                    -
                                    75,000               $0.25             6/01/03                    -
Glenn Davies                        100,000              $0.25             6/01/03                    -
Ken Landis                          100,000              $0.25             6/01/03                    -
                                    375,000              $0.25             7/12/03                    -
Joy Tan                             100,000              $0.25             6/01/03                    -
David Woodcock                      100,000              $0.25             6/01/03                    -
Khachik Toomian                    1,000,000             $0.30            10/18/02                    -
612559 B.C. Ltd.                    566,893              $0.30            10/18/02             3,500,000 (A)
Dr. Farshad Mofthakhar              333,334              $0.25            10/19/02               666,667 (B)



The number of shares owned and the percentage ownership of the persons listed above do not give effect to the shares owned by 612559 B.C. Ltd.

(2) On September 21, 2000, 612559 B.C. Ltd. acquired 250,000 shares of the Company's common stock from Christine Cerisse for $50,000.

Also on September 21, 2000, 612559 B.C. Ltd. acquired the voting rights to 3,500,000 shares of the Company's Series A Preferred stock which are owned by William and Carole Coughlin. Each Series A Preferred share is entitled to one vote. 612559 B.C. Ltd. also acquired from Mr. and Mrs. Coughlin an option to acquire the 3,500,000 Series A Preferred shares, as well as 3,500,000 preferred shares of a wholly owned subsidiary of the Company, at a price that ranges from $0.65 to $0.85 per share. The option expires on April 30, 2002. Kenneth Galpin, George Shahnazarian and Ken Landis are the sole directors, officers and controlling persons of 612559 B.C. Ltd.

The share ownership in the table for 612559 B.C. Ltd.;

-    includes the 250,000 shares acquired from Christine Cerisse;
-    includes 1,133,787 common shares purchased on October 19, 2000;
- assumes the 3,500,000 Series A preferred shares are exchanged for 3,500,000 shares of the Company's common stock
- includes 566,893 shares of the Company's common stock issuable upon exercise of outstanding warrants; and
- includes 333,334 Series B preferred shares which may be acquired from Dr. Farshad Mofthakhar.

The shareholders of 612559 B.C. Ltd. are as follows:

     Name                                                % Ownership

  Ken Galpin                                                 20.1% *
  George Shahnazarian                                         2.0%
  George Shahnazarian                                        20.1% *
  Glenn Davis                                                20.1% *
  Joy Tan                                                    3.35% *
  David Woodcock                                             3.35% *
  Ken Landis                                                 25.0%
  Non-affiliates of the Company                               6.0%
                                                              ----
                                                              100%

* Share ownership is through MarketU Communications, Ltd.

(3) Includes 750,000 shares registered in the name of KJS Ventures Ltd., and 75,000 shares registered in the name of Landmark Truss and Lumber Inc. Mr. Landis controls KJS Ventures Ltd. and Landmark Truss and Lumber Inc. and is therefore considered to be the beneficial owner of the shares.

(4) Dr. Mofthakhar granted 612559 B.C. Ltd., an option to acquire up to 333,334 of his Series B Preferred shares, or any shares of common stock issued upon the conversion of the Series B Preferred shares, at a price of $0.30 per share. This option expires on February 28, 2003. In January 2002 Dr. Mofthakhar agreed to purchase 1,000,000 units at $0.40 per unit on February 28, 2002. Each unit consists of one voting Series B Preferred share and one-half of one warrant. 612559 B.C. Ltd. has an option to acquire 50% of all common and preferred shares of the Company which may in the future be acquired by Dr. Mofthakhar at a price of $0.80 per share. This option expires on February 28, 2003. See "Transactions with Related parties " below for more information.

William Coughlin is the husband of Carole Coughlin.

Ken Landis, KJS Ventures Ltd. and Landmark Truss and Lumber, Inc. have voting power over 825,000 shares of the Company's common stock, which amount excludes shares issuable upon the exercise of options and warrants.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Six directors are to be elected at the Annual Meeting to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. It is the intention of the persons named in the accompanying proxy to vote for the election of the nominees listed below. It is not expected that any of the nominees will become unavailable for election as a director, but if any nominee should become unavailable for election as a director prior to the meeting, proxies will be voted for such persons as the Board of Directors shall recommend. Directors will be elected by a plurality of the votes cast. Certain information concerning the Company's officers, directors and nominees to the Board of Directors follows:

Name                          Age   Position

Kenneth Galpin                42    President and a Director
David Woodcock                70    Director
Ken Landis                    43    Director
Glenn Davies                  46    Vice President of Marketing and a Director
Joy Tan                       48    Vice President of Technology and nominee to
                                    the Board of Directors
Scott Munro                   33    Treasurer and Principal Financial Officer
George Shahnazarian           44    Secretary and nominee to the Board of
                                    Directors
Bradford Long                 48    Vice President of Corporate Development

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE DIRECTORS AND NOMINEES TO THE BOARD OF DIRECTORS LISTED ABOVE.

Kenneth Galpin has been the Company's President and a director since September 2000. Prior to his association with the Company Mr. Galpin was president of Beacom Online Systems Inc. from February 1998 to present. Mr. Galpin was also vice president of MacDonald Capital from March 1995 to December 1996.

David Woodcock has been a director of MarketU since December 2000. Since 1990 Mr. Woodcock has been the Managing Director of Harrell, Woodcock and Linkletter, an international consulting firm that assists corporations in the development and implementation of marketing plans.

Ken Landis has been a director of MarketU since December 2000. For the past five years Mr. Landis has been the owner of Landmark Truss and Lumber Inc.

Glenn Davies has been a director of MarketU since December 2000 and an officer of Most Referred Real Estate Agents Inc. since February 2001. For the past five years Mr. Davies has been the owner of Glenn Thomas Digital Consultants Ltd.

Joy Tan has been an officer of Most Referred Real Estate Agents Inc. since September 2001. For the past five years Mr. Tan has been the owner of IT Systems Ltd., a software/web developer and licensed Microsoft partner.

Scott Munro has been an officer of MarketU since April 28, 2000. Prior to joining MarketU, Mr. Munro was controller for Home Finders Realty Ltd. Mr. Munro was general manager of EnviroCoatings Inc. from January of 1998 to January of 1999, where he developed a business and marketing plan. Mr. Munro also managed Club Fit Inc., a chain of 8 fitness facilities, from October 1995 to March 1997. From April 1992 to September 1995, Mr. Munro was controller for Campbell Helicopters Ltd., a national helicopter company.

George Shahnazarian has been the Company's Secretary since September 2000. Prior to his association with the Company, Mr. Shahnazarian was C.F.O. and part owner of M.G.A. Connectors from 1985 to present. M.G.A. connectors is a structural building materials manufacturer located in Maple Ridge, B.C.

Bradford Long has been an officer of the Company since November 2000. For the five years prior to his association with the Company, Mr. Long owned and operated an independent health and life insurance agency.

Changes In Management

Christine Cerisse was appointed as the President and a director of the Company in December 1999.

On April 28, 2000, and following the acquisition of Home Finders Realty:

       - Ms. Cerisse resigned as the Company's president but remained a director of the Company.
       - William Coughlin was appointed the Company's President and as a Director.
       -   Scott Munro was appointed the Company's Principal Financial Officer.
       -   Robert Dent and James Sanford were appointed Directors of the
           Company.

In September 2000:

          - William Coughlin resigned as President and was appointed the Company's Product Development Officer.
          - Kenneth Galpin was appointed the Company's President and as a director.
          -    George Shahnazarian was appointed the Secretary of the Company.
          - Christine Cerisse, Robert Dent and James Sanford resigned as directors of the Company.

On December 18, 2000:

          - At the Company's annual shareholders meeting, William Coughlin, Glenn Davies, Kenneth Galpin, Ken Landis, George Shahnazarian and David Woodcock were elected directors of the Company.
          - George Shahnazarian resigned as a director on December 18, 2000, but remained the Secretary of the Company.
          - The Company's Board of Directors elected Kenneth Galpin as President, George Shahnazarian as Secretary and Scott Munro as Treasurer.

In September 2001

          - William Coughlin's Employment Agreement with the Company expired and as a result Mr. Coughlin ceased to act as the Company's Product Development Officer. Mr. Coughlin's term as a director will expire at the Annual Meeting of Shareholders.

          -    Joy Tan was appointed the Company's Vice President of Technology.

Board Meetings And Committees

The Board of Directors of the Company meets on an as needed basis. During the year ended July 31, 2001, there were no official meetings held by the Board of Directors. Directors passed resolutions by written consent resolutions signed by all incumbent directors then.

The Company does not have a compensation or audit committee.

Transactions With Related Parites

On April 28, 2000 the Company acquired all of the issued and outstanding shares of Home Finders Realty Ltd. and Most Referred Real Estate Agents, Inc. (collectively doing business as Home Finders Realty) in exchange for (i) 4,500,000 shares of the Company's Series A Preferred stock and (ii) 4,500,000 preferred shares in a wholly owned subsidiary of the Company which was formed for the sole purpose of facilitating the acquisition of Home Finders Realty.

The preferred shares of the Company and the Company's subsidiary may be exchanged for 4,500,000 shares of the Company's common stock, at the holder's option. On November 28, 2001, Mr. and Mrs. Coughlin converted 1,000,000 Series A Preferred shares into 1,000,000 shares of the Company's common stock. Each share of the Company's Series A Preferred stock is entitled to one vote on all matters submitted to a vote of the Company's shareholders. The Series A Preferred shares are not entitled to any dividends or any distributions upon the liquidation of the Company.

The following table shows the shares of the Company's common stock which Mr. and Mrs. Coughlin are entitled to receive upon conversion of the preferred shares.


                                                                                                Shares of Company's common
                                 Series A Preferred Shares of         Preferred Shares         stock issuable upon exchange
                                         the Company                   of Subsidiary

William Coughlin                           1,750,000                      1,750,000                      1,750,000
Carole Coughlin                            1,750,000                      1,750,000                      1,750,000



On September 21, 2000, Khachik Toomian acquired 2,000,000 shares of the Company's common stock from Christine Cerisse for $150,000 in cash.

On September 21, 2000, 612559 B.C. Ltd. acquired 250,000 shares of the Company's common stock from Christine Cerisse for $50,000. Kenneth Galpin, George Shahnazarian and Ken Landis are the sole directors and officers of 612559 B.C. Ltd.

Also on September 21, 2000, 612559 B.C. Ltd. acquired the voting rights to 3,500,000 shares of the Company's Series A Preferred stock which are owned by William and Carole Coughlin. Each Series A Preferred share is entitled to one vote. 612559 B.C. Ltd. also acquired from Mr. and Mrs. Coughlin an option to acquire the 3,500,000 Series A Preferred shares (as well as 3,500,000 preferred shares of a wholly owned subsidiary of the Company) at a price that ranges from $0.65 to $0.85 per share. The option expires on April 30, 2002. As of January 15, 2002, $16,200 has been paid towards the exercise of the option.

On October 19, 2000, Mr. Toomian and 612559 B.C. Ltd. purchased 2,000,000 and 1,133,787 units respectively of the Company for $0.15 per unit, for net proceeds to the Company of approximately $470,000. Each unit consists of one share of the Company's common stock and one-half warrant. Every two-1/2 warrants will entitle the holder to purchase one additional share of the Company's common stock at a price of $0.25 per share if exercised before October 18, 2001 and $0.30 per share if exercised after October 19, 2001 and before October 18, 2002.

Kenneth Galpin, George Shahnazarian and Ken Landis are the sole directors, officers and controlling persons of 612559 B.C. Ltd. Mr. Galpin is presently a director and president of the Company, Mr. Shahnazarian is the secretary and nominee director of the Company, Mr. Landis is a director of the Company, and Mr. Toomian is a business associate of Mr. Shahnazarian. Mr. Toomian, together with Mr. Shahnazarian, Mr. Galpin and Mr. Landis, on behalf of 612559, have an understanding (but not a written agreement) that they will vote, at shareholders meetings, for the same directors of the Company and any matters proposed at the shareholders meetings, to accomplish the same business ends.

On May 4, 2001, KJS Ventures Ltd. purchased 375,000 shares of common stock of the Company for $0.20 per share, for net proceeds to the Company of $75,000. On May 30, 2001, KJS Ventures Ltd. purchased 375,000 units of the Company for $0.25 per unit. Each unit consists of one share of the Company's common stock and one warrant. Each warrant will entitle the holder to purchase one additional share of the Company's common stock at a price of $0.25 per share at any time prior to July 12, 2003. Ken Landis is the controlling shareholder of KJS Ventures Ltd. and may therefore be deemed the beneficial owner of the shares owned by this company.

On May 29, 2001, George Shahnazarian purchased 150,000 units of the Company for $0.20 per unit. Each unit consists of one share of the Company's common stock and one warrant. Every warrant will entitle the holder to purchase one additional share of the Company's common stock at a price of $0.25 per share if exercised before May 28, 2003.

On September 25, 2001, Dr. Farshad Mofthakhar agreed to acquire a minimum of 3,416,667 units of the Company for an aggregate purchase price of $1,500,000. Each unit consists of one voting Series B Preferred share and one-half of one warrant. Each whole warrant will entitle the holder to purchase one share of common stock in the capital stock of the Company at a price ranging from $0.25 to $1 per share for a 12-month period commencing on the date the warrants are issued. The warrants expire one year from the date of their issuance if they are not exercised. Each Series B Preferred share may at any time be exchanged for one Common Share of the Company without additional payment to the Company. Any Series B Preferred shares that remain unexercised on the date which is one year from the date of issuance will be deemed to be converted. In the event of liquidation, dissolution or winding up of the Company, the holders of the Series B Preferred shares will be entitled to receive an amount equal to the paid-up capital of each such share, before any amount shall be paid or the assets of the Company will be distributed to the holders of common shares and Series A Preferred shares.

On October 19, 2001, the Company received $100,000 and issued 666,667 Series B Preferred shares and 333,334 warrants to Dr. Mofthakhar. Each warrant entitles the holder to acquire one share of common stock of the Company at $0.25 per share at any time prior to October 18, 2002.

On September 25, 2001, 612559 B.C. Ltd. was granted an option to acquire up to 333,334 Series B Preferred shares acquired by Dr. Mofthakhar on October 19, 2001 at a price of $0.30 per share. The option expires on February 28, 2003.

In January 2002, Dr. Mofthakhar and the Company entered into an agreement pursuant to which both parties agreed to terminate the remaining obligations under the September 25, 2001 subscription agreement and Dr. Mofthakhar agreed to purchase 1,000,000 units at $0.40 per unit, for a total of $400,000, on February 28, 2002. Each unit consists of one voting Series B Preferred Share and one-half of one warrant. Each warrant entitles the holder to purchase one share of common stock at a price of $0.50 per share for a 12-month period commencing on the date the warrants are issued.

On January 11, 2002, 612559 B.C. Ltd. was granted an option to acquire 50% of all common and preferred shares of the Company which may in the future be acquired by Dr. Mofthakhar at a price of $0.80 per share. This option expires on February 28, 2003.

Loans

In October 2000, the Company loaned $81,632.66 to 612559 B.C. Ltd., a corporation controlled by Kenneth Galpin, George Shahnazarian and Ken Landis. The loan bears interest at 7.5% per year, is payable on demand and is secured. In January 2001 612559 B.C. Ltd. repaid $20,000 of the loan.

In May 2001 the Company loaned $50,000 to KJS Ventures Ltd., a corporation controlled by Ken Landis. The loan, which did not bear interest, was paid on July 31, 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and 10% or greater shareholders of the Company ("Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership (Form 3) and reports of changes in ownership of equity securities of the Company (Form 4 and Form 5) and to provide copies of all such forms as filed to the Company. To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that certain reports were not required, during the fiscal year ended July 31, 2001, the Reporting Persons have complied with all applicable Section 16(a) filing requirements, except as follows:

One of the Company's directors, Ken Landis, inadvertently filed his annual statement of beneficial ownership of securities on Form 5 more than ten days after the required filing date pursuant to the reporting requirements of the Securities Exchange Act of 1934.

Executive Compensation

The following table sets forth in summary form the compensation received by (i) the Chief Executive Officer of the Company and (ii) by each other executive officer of the Company who received in excess of $100,000 (the "Named Executive Officers") during the fiscal years ended July 31, 1999, 2000 and 2001.


                                                                                         Restricted
      Name and                 Fiscal                              Other Annual             Stock           Options
Principal Position             Year       Salary (1)  Bonus (2)   Compensation (3)       Awards (4)        Granted (5)
------------------             ----       ----------  ---------   ----------------       ----------        -----------

Kenneth Galpin, President         2001     $48,000        $0               $0                   0             100,000



(1)  The dollar value of base salary (cash and non-cash) received.
(2)  The dollar value of bonus (cash and non-cash) received.
(3) Any other annual compensation not properly categorized as salary or bonus, including perquisites and other personal benefits, securities or property.
(4) During the year ending July 31, 2001, the value of the shares of the Company's common stock issued as compensation for services.
(5) The shares of common stock to be received upon the exercise of all stock options granted during the fiscal years shown in the table.

The following shows the amounts which the Company expects to pay its officers during the year ending July 31, 2002 and the time which the Company's executive officers plan to devote to the Company's business. There are no compensatory plan, arrangement or payments to be received by the officers from the Company in the event of the resignation, retirement or termination of the officer's employment with the Company. The Company does not compensate directors for their services in their capacity as directors, except for the granting of stock options.


                                                                                Time to be Devoted to Company's
        Name                                       Proposed Compensation                    Business

        Kenneth Galpin                               $6,000 per month                         100%
        Glenn Davies                                 $6,000 per month                         100%
        Joy Tan                                      $6,000 per month                         100%
        Scott Munro                                  $2,900 per month                         100%
        George Shahnazarian                            $ 0 per month                           25%
        Bradford J. Long                             $8,000 per month                         100%



Prior to January 1, 2002 Kenneth Galpin, Glenn Davies and Joy Tan were compensated through management fees paid to MarketU Communications Ltd. Between May 1, 2002 and January 1, 2002 the Company had a consulting agreement with MarketU Communications which provided that the Company would pay MarketU Communications approximately $15,500 per month for providing technical, management, and realtor referral services to the Company. These services were provided by Mr. Galpin, Mr. Davies and Mr. Tan. On January 1, 2002 the Company and MarketU Communications terminated the Consulting Agreement and the Company entered into separate Employment Agreements with Mr. Galpin, Mr. Davies and Mr. Tan which provide that the Company will pay the monthly salaries shown below:

                  Employee                                    Monthly Salary

                  Kenneth Galpin                                 $6,000
                  Glenn Davies                                   $6,000
                  Joy Tan                                        $6,000

The Employment Agreements with the persons listed above do not provide for any compensation or benefits other than the monthly salaries and may be terminated by the Company or the employee on 30 days notice.

Options Granted During Fiscal Year Ending July 31, 2001

The following tables set forth information concerning the options granted, during the 12 months ended July 31, 2001, to the Company's officers and directors, and the value of all unexercised options (regardless of when granted) held by these persons as of July 31, 2001.






                               % of Total Options
                                   Granted to
                           Date of        Options       Employees Officers          Exercise Price      Expiration
Name                        Grant       Granted (#)           & Directors              Per Share              Date
-----                      --------     -----------     ------------------------    -----------------   ----------------

Kenneth Galpin             5/25/01          100,000              14.0%                    $0.25           6/01/03
Ken Landis                 5/25/01          100,000              14.0%                    $0.25           6/01/03
Glenn Davies               5/25/01          100,000              14.0%                    $0.25           6/01/03
Joy Tan                    5/25/01          100,000              14.0%                    $0.25           6/01/03

Scott Munro                5/25/01           75,000              10.5%                    $0.25           6/01/03
George  Shahnazarian       5/25/01          100,000              14.0%                    $0.25           6/01/03
David Woodcock             5/25/01          100,000              14.0%                    $0.25           6/01/03




Option Exercises and Option Values


                                                                     Number of Securities          Value of Unexercised
                                                                    Underlying Unexercised       In-the-Money Options at
                                 Shares                            Options at July 31, 2001           July 31, 2001
                               Acquired on    Value Realized    Exercisable/ Unexercisable (3)         Exercisable/
Name                          Exercise (1)          (2)                                             Unexercisable (4)
----                          ------------          ---                                             -----------------

Kenneth Galpin                      -                -                     100,000                          -
Ken Landis                          -                -                     100,000                          -
Glenn Davies                        -                -                     100,000                          -
Joy Tan                             -                -                     100,000                          -

Scott Munro                         -                -                     125,000                          -
George Shahnazarian                 -                -                     100,000                          -
David Woodcock                      -                -                     100,000                          -


(1)   The number of shares received upon exercise of any options.
(2) With respect to options exercised the dollar value of the difference between the option exercise price and the market value of the option shares purchased on the date of the exercise of the options.
(3) The total number of unexercised options held as of July 31, 2001, separated between those options that were exercisable and those options that were not exercisable.
(4) For all unexercised options held as of July 31, 2001, no options were in-the-money.

Long Term Incentive Plans - Awards in Last Fiscal Year

None.

Employee Pension, Profit Sharing or Other Retirement Plans

The Company does not have an active defined benefit, pension plan, profit sharing or other retirement plan, although the Company may adopt one or more of such plans in the future.

Compensation of Directors

Standard Arrangements. At present the Company does not pay its directors for attending meetings of the Board of Directors, although the Company expects to adopt a director compensation policy in the future. The Company has no standard arrangement pursuant to which directors of the Company are compensated for any services provided as a director or for committee participation or special assignments.

Other Arrangements. David Woodcock, chairman of the board of directors, received cash compensation of $2,000 per month commencing October 2000. Except as disclosed elsewhere in this report, no other director of the Company received any form of compensation from the Company during the year ended July 31, 2001. The same level of compensation is projected for fiscal 2002.

Summary of Options. The following sets forth certain information as of the Record Date concerning the stock options and stock bonuses granted by the Company pursuant to its Incentive Stock Option, Non-Qualified Stock Option and Stock Bonus Plans, and options which were not granted pursuant to any of the Plans. Each option represents the right to purchase one share of the Company's common stock.



                                             Total Shares    Shares Reserved for                             Remaining
                                               Reserved          Outstanding          Shares Issued       Options/Shares
Type of Option                               Under Plans           Options           As Stock Bonus         Under Plans
--------------                               -----------           -------           --------------         -----------

Incentive Stock Option Plan                    500,000             500,000                 N/A                   0
Non-Qualified Stock Option Plan               1,500,000           1,169,000                N/A                331,000
Stock Bonus Plan                               500,000               N/A                 177,000              323,000
Options not granted pursuant to any of           N/A               130,000                 N/A                  N/A
the Plans



In August 2000, Scott Munro and James Sanford were issued 15,000 and 56,000 shares, respectively, of common stock from the Company's Stock Bonus Plan for services rendered. Since November 2000 the Company has issued 106,000 shares of its common stock to other Company employees pursuant to the Stock Bonus Plan. The Company is proposing to increase the maximum number of shares of common stock authorized under both the Incentive Stock Option Plan and Non-Qualified Stock Option Plan by 2,000,000 shares each. In this regard, see proposals no. 5 and 6.

The following table lists all outstanding options as of the Record Date, including those that were not granted pursuant to the Company's Incentive or Non-Qualified Stock Option Plans.




                                               Shares Issuable Upon       Option Exercise Price        Expiration Date
Name                                           Exercise of Options                                        of Option

Ken Galpin                                             100,000                    $0.25                    06/01/03
David Woodcock                                         100,000                    $0.25                    06/01/03
Ken Landis                                             100,000                    $0.25                    06/01/03
Glenn Davies                                           100,000                    $0.25                    06/01/03
Joy Tan                                                100,000                    $0.25                    06/01/03

Scott Munro                                             50,000                    $0.43                    08/01/03
                                                        75,000                    $0.25                    06/01/03
George Shahnazarian                                    100,000                    $0.25                    06/01/03
Bradford Long                                          500,000 (1)                $0.25                    12/10/03
Company employees, former employees and                474,000                    $0.43                    08/01/03
consultants                                             40,000                    $0.25                    06/01/03
                                                        60,000 (2)                $0.25                    12/10/03
                                                   -----------

Total                                                1,799,000
                                                     =========



(1) Options to purchase 350,000 shares do not vest until December 10, 2002. Options to purchase 150,000 shares do not vest until January 10, 2003.

(2)  Options do not vest until October 9, 2002.

                                 PROPOSAL NO. 2
                         INDEPENDENT PUBLIC ACCOUNTANTS

Changes in Public Accountants

Effective October 19, 2000 the Company retained KPMG LLP ("KPMG") to act as its auditors. In this regard KPMG replaced Morgan & Company which audited the Company's financial statements for the fiscal years ended July 31, 1999 and 1998. The reports of Morgan & Company for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal years ended July 31, 1999 and 1998 and subsequent interim periods, there were no disagreements with Morgan & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Morgan & Company would have caused Morgan & Company to make reference to such disagreements in its reports.

The Company has authorized Morgan & Company to discuss any matter relating to the Company's operations with KPMG.

The change in auditors was recommended and approved by the Company's board of directors. The Company does not have an audit committee.

During the two most recent fiscal years and subsequent interim period ending July 31, 2001 the Company did not consult with KPMG regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or what is defined as a reportable event by the Securities and Exchange Commission.

Ratification Of Appointment Of Independent Auditors

The Board of Directors of the Company has appointed KPMG LLP as independent auditors of the Company for the year ending July 31, 2002. KPMG LLP has served as the Company's independent auditors since October 19, 2000. Although stockholder ratification of the selection of KPMG LLP is not required, the Board considers it desirable for stockholders to pass upon the selection of auditors, and recommends that stockholders vote for ratification of such appointment.

The Company has been advised by KPMG LLP that neither that firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent certified public accountants and clients.

It is expected that one or more representatives of KPMG LLP will be present at the meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions of stockholders.

Principal Accounting Firm Fees

The fees billed to the Company for the fiscal year ending July 31, 2001 by KPMG LLP and its affiliates were:

        Audit Fees                                             $29,000

        Financial Information Systems Design and               $  Nil
        Implementation Fees

        All other fees                                         $27,000

The Board of Directors is of the opinion that audit and other fees charged by its auditor KPMG LLP during fiscal 2001 is consistent with KPMG LLP being independent from MarketU, Inc.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2002.

                                 PROPOSAL NO. 3
               AMENDMENT TO COMPANY'S ARTICLES OF INCORPORATION TO
                              CHANGE COMPANY'S NAME

The Company's Board of Directors wishes to change the name of the Company to Most Home Corp., to more accurately reflect the business of the Company, or such other name as may be acceptable to the directors of the Company.

To effect the name change, the Board of Directors of the Company has adopted a resolution setting forth the following amendment to the Company's Articles of Incorporation. Text of Amendment to Articles of the Company:

         "Article I is amended to read as follows:

         The name of the Corporation is Most Home Corp."

The Board of Directors recommends that the Company's shareholders approve the change in the Company's name. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State. The Board of Directors reserves the right, notwithstanding stockholder approval, not to proceed with the name change, if the Board determines that it is no longer in the Company's best interests.

                                 PROPOSAL NO. 4
               AMENDMENT TO COMPANY'S ARTICLES OF INCORPORATION TO
           CHANGE THE AUTHORIZED SHARES OF COMMON AND PREFERRED STOCK

The Board of Directors of the Company has adopted resolutions proposing an amendment to the Company's Articles of Incorporation to change the authorized shares of common stock from 50 million to 250 million, and the authorized shares of preferred stock from 10 million to 100 million (collectively, the "Capital Stock Amendment").

The additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock of the Company and the additional preferred stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding preferred stock of the Company. The rights of the shares of each class are reproduced below. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of currently outstanding common and preferred stock of the Company, except for effects incidental to increasing the number of shares of the Company's common and preferred stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common and preferred stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State. However, if the Company's stockholders approve the proposed amendment to the Company's Articles of Incorporation, the Board retains discretion under Nevada law not to implement the proposed amendment. If the Board exercised such discretion, the number of authorized shares would remain at current levels.

The following is the text of the entire Article IV of the proposed Amendment to Articles of Incorporation of the Company, after giving effect to the proposed amendments to increase the authorized number of shares of common stock and preferred stock of the Company:

         "Article IV is amended to read as follows:

         FOURTH: CAPITAL STOCK. The aggregate number of shares of all classes which the Corporation shall have authority to issue is 350,000,000, of which 100,000,000 shares shall be Preferred Shares, par value $0.001 per share, and 250,000,000 shall be Common Shares, par value $0.001 per share, and the designations, preferences, limitations, and relative rights of the shares of each class are as follows:

                  1. Preferred Shares: The Corporation may divide and issue the Preferred Shares in series. Preferred Shares of each series when issued shall be designated to distinguish them from the shares of all other series. The Board of Directors is hereby expressly vested with authority to divide the class of Preferred Shares into series and to fix and determine the relative rights and preferences of the shares of any such series so established to the full extent permitted by these Articles of Incorporation and the laws of the State of Nevada in respect of the following:

               a. The number of shares to constitute such series, and the distinctive designations thereof;

               b. The rate and preference of dividends, if any, the time of payment of dividends, whether dividends are cumulative and the date from which any dividend shall accrue;

               c. Whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

               d. The amount payable upon shares in event of involuntary liquidation;

               e. The amount payable upon shares in event of voluntary liquidation;

               f. Sinking fund or other provisions, if any, for the redemption or purchase of shares;

               g. The terms and conditions on which shares may be converted into another class of Preferred Shares, into Common Shares, or into other securities of the Corporation, if the shares of any series are issued with the privilege of conversion;

               h. Special, conditional or limited voting powers, or no right to vote, except to the extent prohibited by the laws of the State of Nevada; and

               i. Any other relative rights and preferences of shares of such series including, without limitation, any restriction on an increase in the number of shares of any series previously authorized and any limitation or restriction of rights or powers to which shares of any future series shall be subject

       2. Common Shares:
          -------------

               a. The rights of holders of Common Shares to receive dividends or share in the distribution of assets in the event of liquidation, dissolution, winding up of the affairs of the Corporation shall be subject to the preferences, limitations, and relative rights of the Preferred Shares fixed in the resolution or resolutions which may be adopted from time to time by the board of directors of the Corporation providing for the issuance of one or more series of the Preferred Shares.

               b. The holders of the Common Shares shall be entitled to one vote for each share of Common Stock held by them of record at the time for determining the holders thereof entitled to vote.

               c. Unless otherwise ordered by a court of competent jurisdiction, at all meetings of shareholders, holders of a majority of the outstanding Common Stock (and/or Preferred Stock, if applicable) entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum.

               d. The holders of the outstanding Common Shares of the Corporation may take any action by vote or concurrence of a majority, except as otherwise required by the laws of the State of Nevada."

The Company has designated 4,500,000 of the Preferred Shares as Series A Preferred Stock, no par value per share, of which 4,500,000 were issued, 1,000,000 converted into common stock and 3,500,000 remain outstanding. The Certificate Of Designation, Preferences And Rights Of The Series A Preferred Stock has been filed as an exhibit to our Current Report on Form 8-K dated May 20, 2000 and may be obtained through the website of the Securities and Exchange Commission at www.sec.gov.

The Company has designated 3,500,000 of the Preferred Shares as Series B Preferred Stock, par value $0.001 per share, of which 666,667 are issued and outstanding. The Certificate Of Designation, Preferences And Rights Of The Series B Preferred Stock has been filed as an exhibit to our Current Report on Form 8-K dated October 26, 2001 and may be obtained through the website of the Securities and Exchange Commission at www.sec.gov.

Purpose And Effect Of The Amendments

As of January 15, 2002, a total of 14,578,227 shares of common stock were reserved for issuance upon conversion of the outstanding Series A Preferred stock, Series B Preferred stock, warrants and stock options, future issuances of Series B Preferred stock and for issuance upon future grants under the Company's Non-Qualified Stock Option Plan, Stock Bonus Plan and Incentive Stock Option Plan. Additional shares were subject to issuance to Dr. Farshad Mofthakhar pursuant to a subscription agreement between the Company and Dr. Mofthakhar.

The principal purpose of this proposed Capital Stock Amendment to increase the authorized shares of common stock and preferred stock is to make such shares available to effect the issuances described above and for future use by the Board of Directors as it deems appropriate or necessary. For example, in addition to the above-referenced issuances, such shares may be needed in connection with raising additional capital through the sale of the Company's securities, acquisition of other businesses or assets, and establishing strategic relationships with corporate partners.

Except for the issuances described above, the Board of Directors has no present agreement, understanding or plan with respect to the issuance of any such shares. At the meeting, stockholders of the Company are being asked to approve the Capital Stock Amendment described above. If the stockholders approve the Capital Stock Amendment, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional common stock and preferred stock, except as may be required by applicable law. Holders of the Company's securities have no statutory preemptive rights with respect to issuances of common stock and preferred stock.

The increase in authorized common stock and preferred stock will not have any immediate effect on the rights of existing stockholders. To the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

Potential Anti-Takeover Effect

The increase in the authorized number of shares of common stock and preferred stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued common stock and preferred stock could be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of stock could have the effect of diluting the book value per share of outstanding shares of common stock and preferred stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

Undesignated Preferred Stock. The authorization of undesignated preferred stock makes it possible for the Board of Directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change the control of the Company. These and other provisions may have the effect of deterring hostile takeovers or delaying changes in control or management of the Company.

Board Recommendation

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" PROPOSAL NO. 4.

                                 PROPOSAL NO. 5
             INCREASE OF THE SHARES RESERVED UNDER THE NON-QUALIFIED
                      STOCK OPTION PLAN BY 2,000,000 SHARES

Overview

At the Annual Meeting, the Company's stockholders are being asked to approve an amendment (the "Plan Amendment") of the Company's Non-Qualified Stock Option Plan (the "Plan") to increase the maximum number of shares of Common Stock authorized under the Plan by 2,000,000 shares.

The plan was initially approved and adopted by the Board of Directors in June 2000 and approved by the stockholders of the Company in June 2000. The Plan initially authorized the issuance of up to 1,500,000 Common Shares of the Company. Under the Plan Amendment, the total number of shares reserved under the Plan is increased to a total of 3,500,000 Common Shares.

As of January 15, 2002, options to purchase 1,169,000 shares had been granted and were outstanding, and 331,000 shares remained available for future grant. All outstanding options under the Plan were granted at exercise prices in excess of the current market value of our common stock. Accordingly, the Board of Directors believes that these outstanding options do not provide adequate incentives for current employees. Moreover, the number of shares reserved under the Plan was determined at valuations substantially higher than the current market valuation of the common stock. The lower current market value of the Company's common stock means that new and existing employees must receive substantially more shares than anticipated in order to have meaningful incentives to promote the success of the Company.

The Board of Directors has approved the Plan Amendment by unanimous vote of the directors. Increasing the shares available for grant under the Plan is considered necessary and in the best interests of the Company and the stockholders because significant additional option grants will be necessary in order to retain and provide incentives to its current employees, and align their interests with the interests of the stockholders, as well as to attract new employees, while conserving the Company's cash resources.

Grants Under Plan

The following table sets forth information with respect to the stock options that have been granted under the Plan as of January 15, 2002 to the Company's President, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees who are not executive officers as a group. Because grants under the Plan are discretionary, these figures may not be indicative of future awards.

                       Grants Under Plan As Of Record Date



   Name Of Individual                                             Number Of                Exercise
   Or Identity Of Group                                     Options Granted (#)         Price ($/Sh.)

   Kenneth Galpin                                                   100,000                   $0.25
   David Woodcock                                                   100,000                   $0.25
   Ken Landis                                                       100,000                   $0.25
   Glenn Davies                                                     100,000                   $0.25
   Joy Tan                                                          100,000                   $0.25
   Scott Munro                                                       50,000                   $0.43
   George Shahnazarian                                              100,000                   $0.25
   All other employees and consultants as a group                   444,000                   $0.39 (1)




(1)  Represents weighted average per share exercise price.

Summary Of Provisions Of The Non-Qualified Stock Option Plan

The Plan authorizes the issuance of options to purchase shares of common stock of the Company to the Company's employees, directors, officers, consultants and advisors, provided however that bona fide services must be rendered by consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction. The option exercise price and expiration date are determined by the Company's Board of Directors.

Copies of the Plan are available to any stockholder upon request addressed to Investor Relations, MarketU Inc., Suite 101, 20145 Stewart Crescent, Maple Ridge, British Columbia, Canada V2X 0T6. In addition, the 2000 Non-Qualified Stock Option Plan has been filed as an exhibit to our Registration Statement on Form S-8 dated September 12, 2001 and may be obtained through the website of the Securities and Exchange Commission at www.sec.gov.

Board Recommendation

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" PROPOSAL NO. 5.

                                 PROPOSAL NO. 6
                    INCREASE OF THE SHARES RESERVED UNDER THE
                 INCENTIVE STOCK OPTION PLAN BY 2,000,000 SHARES

Overview

At the Annual Meeting, the Company's stockholders are being asked to approve an amendment (the "ISO Plan Amendment") of the Company's Incentive Stock Option Plan (the "ISO Plan") to increase the maximum number of shares of Common Stock authorized under the ISO Plan by 2,000,000 shares.

The ISO Plan was initially approved and adopted by the Board of Directors in June 2000 and approved by the stockholders of the Company in June 2000. The ISO Plan initially authorized the issuance of up to 500,000 Common Shares of the Company. Under the ISO Plan Amendment, the total number of shares reserved under the ISO Plan is increased to a total of 2,500,000 Common Shares.

As of January 15, 2002, 500,000 options have been granted under the ISO Plan to Bradford Long, an officer of the Company. There are presently no shares available for future grant.

The Board of Directors has approved the ISO Plan Amendment by unanimous vote of the directors. Increasing the shares available for grant under the ISO Plan is considered necessary and in the best interests of the Company and the stockholders because significant additional option grants will be necessary in order to retain and provide incentives to its current employees, and align their interests with the interests of the stockholders, as well as to attract new employees, while conserving the Company's cash resources.

Summary Of Provisions Of The Incentive Stock Option Plan

The ISO Plan authorizes the issuance of options to purchase shares of the Company's common stock. Only officers, directors and employees of the Company may be granted options pursuant to the ISO Plan.

In order to qualify for incentive stock option treatment under the Internal Revenue Code, the following requirements must be complied with:

1.   Options granted pursuant to the ISO Plan must be exercised no later than:

     (a) The expiration of thirty (30) days after the date on which an option holder's employment by the Company is terminated.

     (b) The expiration of one year after the date on which an option holder's employment by the Company is terminated, if such termination is due to the employee's disability or death.

2. In the event of an option holder's death while in the employ of the Company, his legatees or distributees may exercise (prior to the option's expiration) the option as to any of the shares not previously exercised.

3. The total fair market value of the shares of common stock (determined at the time of the grant of the option) for which any employee may be granted options which are first exercisable in any calendar year may not exceed $100,000.

4. Options may not be exercised until one year following the date of grant. Options granted to an employee then owning more than 10% of the common stock of the Company may not be exercisable after five years from the date of grant.

5. The purchase price per share of common stock purchasable under an option is determined by the Company's Board of Directors but cannot be less than the fair market value of the Common Stock on the date of the grant of the option (or 110% of the fair market value in the case of a person owning the Company's stock which represents more than 10% of the total combined voting power of all classes of stock).

     Copies of the ISO Plan are available to any stockholder upon request addressed to Investor Relations, MarketU Inc., Suite 101, 20145 Stewart Crescent, Maple Ridge, British Columbia, Canada V2X 0T6. In addition, the 2000 Incentive Stock Option Plan has been filed as an exhibit to our Registration Statement on Form S-8 dated September 12, 2001 and may be obtained through the website of the Securities and Exchange Commission at www.sec.gov.

Board Recommendation

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" PROPOSAL NO. 6.

                              STOCKHOLDER PROPOSALS

Any proposal which a stockholder wishes to have presented at the 2002 Annual Meeting of Stockholders, must be received at the office of the Company by ___________________, 2002. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than as set forth in this Proxy Statement, none of the directors or senior officers of the Company, who has held the position at any time since the beginning of the last completed fiscal year of the Company, nor any proposed nominee of the Management of the Company for election as a director of the Company, nor any associate or affiliate of the foregoing persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise in any matter to be acted upon at the Meeting (other than the election of directors or the appointment of auditors and any interest from the ownership of shares of the Company where the shareholder received no extra or special benefit or advantage not shared on a pro rata basis by all holders of shares in the capital of the Company).

          ANNUAL REPORT ON FORM 10-KSB/A-1 - INCORPORATION BY REFERENCE

The Company's audited financial statements and management's discussion and analysis for the fiscal year ended July 31, 2001, included in the Company's Annual Report on Form 10-KSB/A-1 for the fiscal year ended July 31, 2001, and the Company's unaudited interim financial statements for the three months ended October 31, 2001, included in the Company's quarterly report on Form 10-QSB filed with the United States Securities and Exchange Commission, are hereby incorporated by reference and a copy of the Form 10-KSB/A-1 and Form 10-QSB are enclosed with this proxy statement.

                                  OTHER MATTERS

Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as director if a nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                  MARKETU INC.
          PROXY - ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY ____, 2002

                This Proxy is Solicited by the Board of Directors

The undersigned stockholder of the Company, acknowledges receipt of the Notice of the Annual Meeting of Stockholders, to be held on February _________, 2002, at 10:00 a.m. local time, at Suite 101, 20145 Stewart Crescent, Maple Ridge, British Columbia, Canada, a Proxy Statement for the Annual Meeting, and the Annual Report on Form 10-KSB/A-1 for the year ended July 31, 2001, and the Company's Form 10-QSB for the 3 months ended October 31, 2001, prior to the signing of this Proxy card. The undersigned stockholder hereby appoints KENNETH GALPIN and GLENN DAVIES, and each of them, the true and lawful attorneys and proxies, with full powers of substitution, for and in the name, place and stead of the undersigned, to vote, as designated below, all the shares of stock of the Company which the undersigned would be entitled to vote if personally present at said Annual Meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:
                                                For        Withhold      For All
                                                                          Except
Proposal 1:  To elect six directors            ______       ______       ______
to serve on the Board of Directors,
until the next annual election or
until their successors are elected
and qualified.

Nominees: Glenn Davies, Kenneth Galpin,
Ken Landis, George Shahnazarian, Joy Tan and David Woodcock

INSTRUCTION:  To withhold authority to vote for any individual nominee, mark
 "for all except" and write that nominee's name in the space provided below:
--------------------------------------------------------------------------
                                              For        Against       Abstain
Proposal 2:  To ratify the                   ______       ______       ______
appointment of KPMG LLP as the
 Company's independent
auditors for the fiscal year
 ended July 31, 2002.

Proposal 3:  To approve an                   ______       ______       ______
amendment to the Company's
Articles of Incorporation
whereby the name of the
Company will be changed to
 "Most Home Corp." or such other
name as may be acceptable to
 the directors of the Company.

Proposal 4:  To approve an amendment         ______       ______       ______
 to the Company's Articles of
Incorporation increasing the Company's
authorized shares of common stock, par
value $0.001 per share, from 50 million
to 250 million, and increasing the
Company's authorized shares of preferred stock, par value $0.001 per share, from 10 million to 100 million.

Proposal 5:  To approve an amendment to      ______       ______       ______
the Company's Non-Qualified Stock Option
Plan to increase the maximum number of
shares of common stock authorized for
issuance under the plan by 2,000,000
shares, to 3,500,000 shares.

Proposal 6:  To approve an amendment          ______       ______       ______
to the Company's Incentive Stock
Option Plan to increase the maximum
number of shares of common stock
authorized for issuance under the
plan by 2,000,000 shares, to 2,500,000 shares.

In their discretion, the proxies are authorized to vote with respect to matters incident to the conduct of the meeting and upon such other business as may properly come before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF ALL OF THE NOMINEES NAMED IN PROPOSAL 1 AND PROPOSALS 2 TO 6.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. All of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies.

Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing. Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

Dated this _______ day of _____________________, 2002.



--------------------------------------------
Signature

--------------------------------------------
Signature, if held jointly, or office or title held